INDEMNIFICATION AGREEMENT

           INDEMNIFICATION AGREEMENT, made as of ________, 2000 between Ulticom, Inc., a New Jersey corporation (the "Company") and _________________ (the "Indemnitee").

           WHEREAS, the Indemnitee is a member of the Board of Directors of the Company and/or an officer of the Company and in such capacity is performing a valuable service for the Company; and

           WHEREAS, the Company's Certificate of Incorporation (the "Certificate of Incorporation") provides for indemnification in accordance with Section 3-5 of the New Jersey Business Corporation Act (the "Indemnification Statute");

           WHEREAS, the Indemnification Statute provides that the indemnification rights provided thereunder are not exclusive, and that agreements may be entered into between the Company and members of its Board of Directors and Officers with respect to indemnification; and

           WHEREAS, the Company deems it desirable and in its best interests for it to enter into this contract with the Indemnitee.

           NOW THEREFORE, the parties hereto agree as follows:

1. Mandatory Indemnification. The Company shall, to the fullest extent allowed by applicable law (including the indemnification permitted by Section 14A:3-5 of the New Jersey Business Corporation Act) indemnify and hold harmless the Indemnitee from and against any and all expenses (including reasonable attorneys fees), amounts paid or incurred in satisfaction of settlements, judgments, fines, penalties, liabilities and similar or related items incurred or suffered or threatened to be incurred or suffered in any pending, threatened or completed actions, suits or proceedings, whether civil, criminal, administrative arbitrative or investigative (including any appeal therein and any inquiry or investigation which could lead to such suit, action or procedure) by reason of his being or having been (or to the fullest extent permitted by law otherwise related to the fact that he is or was) (a) a director, officer, employee or agent of the Company or of any constituent corporation absorbed by the Company in a consolidation or merger or (b) a director, officer, trustee, employee or agent of any direct or indirect subsidiary of the Company (collectively, "Subsidiary") or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or entity of any kind or nature (collectively, including such Subsidiaries, "Other Enterprises"), which he served in such capacity with respect to such Other Enterprise at the request of the Company or any such constituent corporation (collectively, "Proceedings). To the fullest extent permitted by applicable law, the Indemnitee shall be entitled to a conclusive presumption that any service as a director, officer, employee or agent for a Subsidiary was at the request of the Company, and the confirmation in any one or more instances that such service was at the request of the Company shall not alter such conclusive presumption. The foregoing right to indemnification applies to any Proceeding in which the Indemnitee is made, or is threatened to be made, a party. It is understood that the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful; in this respect, the Indemnitee has been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable. To the extent such claims relate to securities laws, the Company may, prior to the Company being obligated to make payments under this Agreement, submit for resolution to a court the question of whether the Company has the right to indemnify the Indemnitee under applicable securities laws.

1. Mandatory Advancement of Expenses. The Company shall to the fullest extent permitted by the New Jersey Business Corporation Act from time to time in effect (the "BCA") advance, within 15 days of the presentation of same to the Company, all costs and expenses (including attorneys' fees and expenses) incurred by the Indemnitee with respect to any one or more Proceedings, whether civil, criminal, administrative or investigative. The Indemnitee hereby agrees to repay such costs and expenses if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the BCA. Such mandatory obligation to advance costs and expenses shall, to the extent permitted by law, include costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims.

2. Continuation of Indemnification. All obligations of the Company hereunder shall continue during the period the Indemnitee is a director, officer, employee or agent of the Company (or is serving at the request of the Company as a director, officer, employee, trustee or agent of any Other Enterprise) and shall continue thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or is or was serving on behalf of an Other Enterprise in any capacity referred to in Paragraph 1 hereof.

3. Procedural Requirements. With respect to any claims or other matters for which the Indemnitee seeks indemnification from the Company, (a) the Indemnitee shall not settle any such claims or other matters without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; (b) except to the extent that the Company and the Indemnitee have a conflict of interest, the Company shall have the right to defend the Indemnitee; and (c) except to the extent the Indemnitee has a conflict of interest with other directors and officers, the Company shall be entitled to have one law firm represent all of the directors and officers making indemnification claims in connection with the same matter.

4. Non-Exclusive Provisions Re: Indemnification and Advancement. The indemnification against settlements, judgments, expenses and other matters and the advancement of costs and expenses provided for in this Agreement shall not be deemed exclusive of any other rights to indemnification and/or advancement which the Indemnitee may be entitled under any agreement, any vote of stockholders and/or disinterested directors, the Company's Certificate of Incorporation or Bylaws, or otherwise.

5. Other Provisions. It is understood that the parties intend this Agreement to be interpreted and enforced so as to provide indemnification and advancement of expenses to the Indemnitee to the fullest extent permitted by applicable law as then in effect. Without limiting the generality of Section 1 hereof or the preceding sentence, if the Indemnitee is successful in any material respect in bringing any action to enforce any rights under this Agreement, the Indemnitee shall, to the fullest extent permitted by law, be entitled to recover all reasonable fees and expenses in bringing and pursuing such action. In addition, the Indemnitee may in his sole discretion apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement. If any provision of this Agreement or the application thereof to any entities or individuals ("Persons") or circumstance(s) shall be invalid or unenforceable to any extent, (i) the remainder of this Agreement and the application of such provision to other Persons or circumstance(s) shall not be effected thereby; and
(ii) each such provision shall be enforced to the greatest extent permitted by law. Use of the words "hereby," "herein," "hereto," `hereof," "hereunder," and similar words, shall be deemed to refer to this Agreement in its entirety, and not solely to the Section or Subsection in which any such word appears; " including," "includes," or "include" shall mean "including but not limited to," "includes but is not limited to," and "include but not limited to". All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of Sections are for convenience only, and shall not modify rights and obligations created by this Agreement. This Agreement shall be binding on and inure to the benefit of successors, assigns, legatees, distributees, heirs, executors, guardians, administrators, estates and other legal representatives. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instruction in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Agreement. It shall not be necessary that any counterpart be signed by the parties so long as each Party shall have executed a counterpart. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations between the parties, written or oral, which may relate to the subject matter hereof, provided that the provisions of this Agreement are supplementary to, and not in place of any provisions relating to indemnification and/or liability of directors and officers contained in the Company's Certificate of Incorporation and By-Laws and rights and remedies provided under any insurance policy. This Agreement shall be governed by and construed according to the laws of the State of New Jersey, without giving effect to principles of conflicts of law in New Jersey.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                                       ULTICOM, INC.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       INDEMNITEE


                                       ---------------------------------------